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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a party other than the Registrant / /

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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
PEOPLES ENERGY CORPORATION (Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting of Shareholders
and Proxy Statement

February 23, 2001 at 11:00 a.m.
Harris Trust and Savings Bank
Eighth Floor - Auditorium
115 S. LaSalle Street
Chicago, Illinois

PEOPLES ENERGY CORPORATION • 130 East Randolph Drive • Chicago, Illinois 60601

RICHARD E. TERRY
Chairman of the Board

December 28, 2000

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Peoples Energy Corporation, to be held on Friday, February 23, 2001. The meeting will begin at 11:00 a.m. in the auditorium on the eighth floor of Harris Trust and Savings Bank, located at 115 S. LaSalle Street, Chicago, Illinois.

    It is important that your shares be represented at this meeting. Therefore, whether or not you plan to attend, please sign the enclosed proxy and return it promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw your proxy and vote in person.

    If you plan to attend the meeting, please save the admission ticket that is attached to your proxy and present it at the door.

    Let me again urge you to return your proxy at your earliest convenience.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 23, 2001

    The regular Annual Meeting of Shareholders of PEOPLES ENERGY CORPORATION will be held in the auditorium on the eighth floor of Harris Trust and Savings Bank, located at 115 S. LaSalle Street, Chicago, Illinois, at 11:00 a.m. on Friday, February 23, 2001, for the following purposes:

  1.
  To elect directors of Peoples Energy Corporation.

  2.
  To ratify the appointment of independent public accountants.

  3.
  To act upon such other matters as may properly come before the meeting.

    All shareholders, whether or not they expect to be present at the meeting, are requested to sign, date, and mail the accompanying proxy in the envelope enclosed with this Notice. Shareholders who are present at the meeting may withdraw their proxies and vote in person.

    If you plan to attend the meeting, please save the admission ticket that is attached to your proxy and present it at the door. Attendance at the meeting will be limited to shareholders of record as of the record date and their guests or their authorized representatives, not to exceed two per shareholder, and to guests of the Company.

    Shareholders of record as of December 25, 2000, will be entitled to vote at the meeting and at any adjournment thereof.

PETER KAUFFMAN
Secretary

Chicago, Illinois
December 28, 2000

PEOPLES ENERGY CORPORATION • 130 East Randolph Drive • Chicago, Illinois 60601

December 28, 2000

PROXY STATEMENT

    This Proxy Statement is being mailed to shareholders on or about December 28, 2000, in connection with the solicitation of proxies on behalf of the Board of Directors of Peoples Energy Corporation (the Company), to be voted at the Annual Meeting of Shareholders of the Company. The meeting will be held at 11:00 a.m. on Friday, February 23, 2001, in the auditorium on the eighth floor of Harris Trust and Savings Bank, located at 115 S. LaSalle Street, Chicago, Illinois. The shares represented by the proxies received are to be voted in accordance with the specifications contained in the proxy. Proxies are revocable at any time prior to use.

    The Company has borne the cost of preparing, assembling, and mailing this proxy soliciting material. In addition to solicitation by mail, there may be incidental personal solicitations made by directors, officers, and regular employees of the Company. The cost of solicitation, including payments to brokers, nominees, or fiduciaries who mail such material to their clients, will be borne by the Company.

    The Company has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey, to assist with the solicitation of proxies from certain shareholders, for which services Corporate Investor Communications will receive a fee that is expected to be about $6,500, plus reimbursement for certain expenses.

Outstanding Voting Securities

    Only holders of common shares of record as of December 25, 2000, are entitled to vote at the meeting or any adjournment thereof. As of December 25, 2000, there were outstanding 35,375,094 shares of common stock of the Company.

    The Annual Report of the Company for the fiscal year ended September 30, 2000, including financial statements, is being mailed on or about December 28, 2000, together with this Proxy Statement, to all shareholders of record as of December 25, 2000.

Cumulative Voting Rights

    In the election of directors, shareholders have cumulative voting rights. Cumulative voting rights consist of the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected, or to cumulate said shares and give one candidate as many votes as the number of directors multiplied by the number of his or her shares shall equal, or to distribute such number of votes among the candidates as he or she shall think fit.

ITEM 1. ELECTION OF DIRECTORS

    All directors are to hold office for a term of one year or until their respective successors shall be duly elected. The affirmative vote of a plurality of the votes cast at the Annual Meeting by holders of common stock entitled to vote is required for the election of each nominee as a director. Unless otherwise specified, votes represented by the proxies will be cast equally for the election of the below-named nominees to the office of director; however, the votes may be cast cumulatively for less than the entire number of nominees if any situation arises that, in the opinion of the proxy holders, makes such action necessary or desirable. If any of the nominees should be unable to serve or will not serve, which is not anticipated, management reserves discretionary authority to vote for a substitute.

Information Concerning Nominees for Election as Directors

James R. Boris, 56. Director since 1999. Chairman of JB Capital Management, LLC. Former Chairman and Chief Executive Officer of EVEREN Capital Corporation (1995-1999) and EVEREN Securities, Inc., a wholly owned subsidiary (1990-1999). Mr. Boris was concurrently an Executive Vice President of Kemper Corporation (1994-1995) and a director of Kemper Financial Companies, Inc. and its major subsidiaries (1990-1995). Mr. Boris is also a director of CORE, Inc.

William J. Brodsky, 56. Director since 1997. Chairman and Chief Executive Officer (1997) of The Chicago Board Options Exchange. Prior to that, Mr. Brodsky was President and CEO of The Chicago Mercantile Exchange (1985-1997).

Pastora San Juan Cafferty, 60. Director since 1988. Professor, since 1985, at the University of Chicago, Chicago, Illinois, where she has been on the faculty since 1971. Mrs. Cafferty is also a director of Bankmont Financial Corp. and its subsidiaries, Harris Bankcorp, Inc., and Harris Trust and Savings Bank, Kimberly-Clark Corporation, and Waste Management, Inc.

Homer J. Livingston, Jr., 65. Director since 1989. Chairman of the Board of Evanston Northwestern Healthcare. President and Chief Executive Officer (1993-1995), until his retirement in 1995, of the Chicago Stock Exchange, Chicago, Illinois.

Lester H. McKeever, 66. Director since 1999. Managing Principal of Washington, Pittman & McKeever, LLC, certified public accountants and management consultants. Mr. McKeever is also a member of the Board of the Federal Reserve Bank of Chicago. Mr. McKeever is also President of Associates Racing Association, Secretary of Maywood Park Trotting, and Chairman of Advanced Data Concepts, LLC. Mr. McKeever is also a director of Photogen Technologies, Inc. and The Lou Holland Trust-Growth Fund.

Thomas M. Patrick, 54. Director since 1998. President and Chief Operating Officer (1998) and Director (1998) of the Company. Prior to becoming President, Mr. Patrick was Executive Vice President (1997-1998) of the Company and its subsidiaries and Vice President (1989-1996) of both the Company's utility subsidiaries. Mr. Patrick has been an employee of the Company and/or its subsidiaries since 1976.

Richard E. Terry, 63. Director since 1984. Chairman of the Board and Chief Executive Officer (1990) of the Company. Prior to becoming Chairman, Mr. Terry was President and Chief Operating Officer (1987-1990), Executive Vice President (1984-1987), and Vice President and General Counsel (1981-1984) of the Company and its subsidiaries. Mr. Terry has been an employee of the Company and/or its subsidiaries since 1972. Mr. Terry is also a director of Amsted Industries, Bankmont Financial Corp. and its subsidiaries, Harris Bankcorp, Inc., and Harris Trust and Savings Bank.

Richard P. Toft, 64. Director since 1988. Non-executive Chairman of Alleghany Asset Management, Inc. (2000). Former Chairman of the Board and Chief Executive Officer of Alleghany Asset Management, Inc., Chicago, Illinois, an investment management and advisory service subsidiary of Alleghany Corp. (1995-2000). Mr. Toft is also Chairman of the Board of Chicago Title Corporation and was Chairman and CEO of its predecessor company, Chicago Title & Trust Co. (1982-93). Mr. Toft is also a director of Fidelity National Financial, Inc. He was also a director of The Cologne Life Reinsurance Company (1994-1999).

Arthur R. Velasquez, 62. Director since 1985. Chairman, President and Chief Executive Officer, since 1989, of Azteca Foods, Inc., Chicago, Illinois, a Mexican food products company. Prior to that, Mr. Velasquez was President and Chief Executive Officer (1971-1987) of Azteca Corn Products Corporation. Mr. Velasquez is also a director of LaSalle Bank National Association.

Meetings and Fees of the Board of Directors

    The Board of Directors held nine meetings during fiscal 2000. All incumbent directors attended at least 93.33% or more of the aggregate number of meetings of the Board and of those committees on which such directors served.

    Directors who are not employees receive an annual retainer of $25,000 and a meeting fee of $1,000 for each Board and each committee meeting attended. In addition, any non-employee director who serves as chairman of a committee of the Board receives a $3,000 annual retainer. Officers of the Company who serve on the Board receive no compensation as directors.

    Non-employee directors also participate in the Company's Directors Stock and Option Plan ("DSOP"). The purpose of the DSOP is to provide non-employee directors with a proprietary interest in the Company to improve the Company's ability to attract and retain highly qualified individuals to serve as directors of the Company. Under the DSOP, on May 1 of each year that the DSOP is in effect, each non-employee director of the Company holding that position will receive, as part of his or her annual retainer, a stock payment of 300 shares of common stock and options to purchase 3,000 shares of common stock. The exercise price for each option will equal one hundred percent (100%) of the mean between the highest and lowest quoted selling price for the Company's common stock in the New York Stock Exchange Composite Transactions on the last day in April for which the New York Stock Exchange is open for trading in the year of the grant. Options granted under the plan are not exercisable until six months after the date of the grant and have a ten-year term.

    The Company offers non-employee directors an opportunity to defer their compensation, except for options and stock received upon the exercise thereof. Under the Directors Deferred Compensation Plan, a director may elect to defer the receipt of compensation earned as a director until a future date. Cash compensation may be deferred in the form of cash, Company common stock, or a combination of both; stock compensation may be deferred only in the form of Company common stock. An election to defer, or to cease to defer, compensation earned as a director of the Company is effective only with respect to compensation earned in the calendar year following the year in which the election is made, but in no event with respect to compensation earned within six months after the date on which the election is made.

    A bookkeeping account is maintained for each participant. The account reflects the amount of cash and/or the number of share equivalents to which the participant is entitled under the terms of the plan.

    The account of a participant who elects to defer compensation in the form of cash is credited with the dollar amount of compensation so deferred on each date that the participant is entitled to payment for services as a director. Interest on the cash balance of the account is computed and credited quarterly as of March 31, June 30, September 30, and December 31 of each year at the prime commercial rate in effect at Harris Trust and Savings Bank, Chicago, Illinois.

    The account of a participant who elects to defer compensation in the form of stock is credited with share equivalents on each date that the participant is entitled to payment for services as a director. The number of share equivalents so credited is determined by dividing the compensation so deferred by the mean price of a share of Company common stock on the New York Stock Exchange on such date. Additional share equivalents are credited to the director's account on each date that the Company pays a dividend on the common stock. During the fiscal year ended September 30, 2000, plan participants as a group were credited with 5,592.294 share equivalents for compensation deferred in the form of stock, with an average per-share base price of $31.78. During the same period, such participants were credited with $40,735.87 for compensation deferred in the form of cash.

Committees of the Board of Directors

    The standing committees of the Board of Directors of the Company during fiscal 2000 were the Audit, Compensation-Nominating, Public Policy, and Executive Committees.

    The Audit Committee makes recommendations to the Board concerning the appointment of the Company's independent public accountants and reviews with the accountants the scope and nature of the audit engagement, the fees for services performed by the firm, and the results of the completed audit. The Committee also reviews and discusses with the internal audit department, management, and the Board, such matters as accounting policies, internal controls, and procedures for preparation of financial statements. In addition, the Committee oversees the selection of independent public accountants to perform audits of certain Company-sponsored employee benefit plans and reviews reports regarding the results of such audits. The members of the Audit Committee are Messrs.  Brodsky (Chairman), Boris, Velasquez, McKeever, Mitchell, and Mrs. Cafferty. Due to mandatory retirement at age 70, Mr. Mitchell will not be standing for re-election. The Committee held two meetings in fiscal 2000.

    The Compensation-Nominating Committee considers and makes recommendations to the Board concerning salary compensation for elected officers of the Company and its subsidiaries. The Committee also considers, reviews and grants awards under the Company's Long-Term Incentive Compensation Plan (LTIC Plan) and Short-Term Incentive Compensation Plan (STIC Plan) to officers (and, with respect to the LTIC Plan, other key employees) of the Company and its subsidiaries other than the Chief Executive Officer. With respect to the Chief Executive Officer, the Committee considers, reviews and makes awards under the LTIC Plan and the STIC Plan subject to the approval of the non-employee directors of the Board.

    The Committee also makes recommendations to the Board regarding nominees for election as members of the Board of the Company. The Committee will consider written recommendations from shareholders of the Company regarding potential nominees for election as directors. To be considered for inclusion in the slate of nominees proposed by the Board at the next Annual Meeting of Shareholders of the Company, such recommendations should be received in writing by the Secretary of the Company no later than December 24, 2001. In addition, the Committee maintains, with the approval of the Board, formal criteria for selecting directors and also considers other matters, such as the size and composition of the Board, directors' compensation, benefits, and other forms of remuneration. The members of the Compensation-Nominating Committee are Messrs. Livingston (Chairman), Boris, Brodsky, Mitchell, and Toft. The Committee held four meetings in fiscal 2000.

    The Public Policy Committee prepares reports to the Board and provides advice to management on major public issues affecting the Company or the gas industry in general. The Committee also considers and makes recommendations to the Board regarding the Company's Contributions Program and Budget and reviews and monitors corporate policy with respect to charitable and philanthropic giving. Members of the Public Policy Committee are Mrs. Cafferty (Chairman), Messrs. Livingston, McKeever, Toft, and Velasquez. The Committee held two meetings in fiscal 2000.

    The Executive Committee, in the recess of the Board, has the authority to act upon most corporate matters that require Board approval. The members of the Executive Committee are Messrs. Terry (Chairman), Mitchell (Vice Chairman), Boris, Brodsky, Livingston, McKeever, Toft, Velasquez, and Mrs. Cafferty. The Committee held no meetings in fiscal 2000.

Report of the Audit Committee

    The Audit Committee is comprised of Messrs. Brodsky, Boris, Velasquez, McKeever, Mitchell and Mrs. Cafferty, each of whom is independent (as that term is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards). The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee's charter is attached as Exhibit A to this proxy statement

    The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU 380), as modified and supplemented. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed the independent accountant's independence with the independent accountant.

    The Audit Committee, based upon its reviews and discussions described in the immediately preceding paragraph, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

Submitted by:

THE AUDIT COMMITTEE

William J. Brodsky (Chairman)
James R. Boris
Pastora San Juan Cafferty
Lester H. McKeever
William G. Mitchell
Arthur R. Velasquez

Share Ownership of Directors
and Executive Officers

    The following table sets forth certain information regarding the beneficial ownership, as of November 30, 2000, of the Company's Common Stock by (a) each director, the Chief Executive Officer and the four most highly paid executive officers of the Company and (b) all directors and executive officers as a group.

Directors & Officers	Shares Beneficially Owned as of November 30, 2000(1)		Percent of Class
James R. Boris	5,552	(2)(4)	*
William J. Brodsky	9,494	(2)(4)	*
Pastora San Juan Cafferty	6,100	(4)	*
Donald M. Field	36,426	(3)(4)	*
James Hinchliff	47,259	(3)(4)	*
Homer J. Livingston, Jr.	13,106	(2)(4)	*
James M. Luebbers	22,417	(3)(4)	*
Lester H. McKeever	5,502	(2)(4)	*
William G. Mitchell	25,812	(2)(4)	*
Thomas M. Patrick	62,136	(3)(4)	*
Richard E. Terry	141,308	(3)(4)	*
Richard P. Toft	12,375	(2)(4)	*
Arthur R. Velasquez	13,145	(2)(4)	*
Directors and executive officers as a group	461,403	(3)(4)	1.31

* Percentage of shares beneficially owned does not exceed one percent.

(1)
Unless otherwise indicated, each individual has sole voting and investment power with respect to the shares of common stock attributed to him or her in the table.

(2)
Includes 1,252; 3,994; 9,106; 1,502; 10,732; 8,775; and 10,145 shares to which Messrs. Boris, Brodsky, Livingston, McKeever, Mitchell, Toft, and Velasquez, respectively, are prospectively entitled pursuant to the Directors Deferred Compensation Plan of the Company.

(3)
Includes shares of restricted stock awarded under the Long-Term Incentive Compensation Plan of the Company, the restrictions on which had not lapsed as of November 30, 2000, as follows: Messrs. Field, 6,920; Hinchliff, 7,535; Luebbers, 5,300; Patrick, 14,640; Terry, 26,680; and all executive officers as a group, 75,080. Owners of shares of restricted stock have the right to vote such shares and to receive dividends thereon, but have no investment power with respect to such shares until the restrictions thereon lapse.

(4)
Includes shares that the following have a right to acquire within 60 days following November 30, 2000, through the exercise of options granted under the Directors Stock and Option Plan, in the case of non-employee directors or the Long-Term Incentive Compensation Plan of the Company, in the case of executive officers: Messrs. Boris, 3,000; Brodsky, 3,000; Livingston, 3,000; McKeever, 3,000; Mitchell, 3,000; Toft, 3,000; Velasquez, 3,000; Mrs. Cafferty, 3,000; Messrs. Field, 17,900; Hinchliff, 16,200; Luebbers, 13,300; Patrick, 32,000 ; Terry, 61,900; and all directors and executive officers of the Company as a group, 194,700.

Executive Compensation

    The following tables set forth information concerning annual and long-term compensation and grants of stock options, stock appreciation rights (SARs) and restricted stock awards under the Company's Long-Term Incentive Compensation Plan. All compensation was paid by the Company and its subsidiaries for services in all capacities during the three fiscal years set forth below, to (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers of the Company other than the Chief Executive Officer.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards(1)(2) ($)	Options/SARs (#)	All Other Compensation (3)($)
Richard E. Terry Chairman and Chief Executive Officer	2000 1999 1998	650,000 618,000 600,000	392,000 328,200 245,000	326,625 204,309 192,828	73,200 30,000 20,600	23,400 21,321 18,000
Thomas M. Patrick President and Chief Operating Officer	2000 1999 1998	400,000 319,150 254,800	249,300 171,400 75,300	209,625 105,836 55,497	46,400 11,600 6,000	14,400 11,037 7,644
James Hinchliff Senior Vice President and General Counsel	2000 1999 1998	290,400 279,200 271,100	131,600 100,900 75,300	99,938 57,980 55,497	20,000 6,400 6,000	10,454 9,632 8,133
Donald M. Field Executive Vice President	2000 1999 1998	245,300 217,117 156,800	131,600 97,700 67,900	99,938 57,980 27,278	20,000 6,400 3,000	8,831 7,515 4,704
James M. Luebbers Chief Financial Officer and Controller	2000 1999 1998	215,000 185,067 133,000	116,900 74,700 30,200	83,688 46,936 0	14,200 5,200 4,600	7,740 6,932 3,990

(1)
Restricted stock awards are valued at the closing market price as of the date of grant. The total number of restricted shares held by the named executive officers and the aggregate market value of such shares at September 29, 2000 were as follows: Mr. Terry, 20,390 shares, valued at $680,516; Mr. Patrick, 10,505 shares, valued at $350,604; Mr. Hinchliff, 6,225 shares, valued at $207,759; Mr. Field, 4,770 shares, valued at $159,199; and Mr. Luebbers, 3,595 shares, valued at $119,983. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to all shareholders of common stock. Aggregate market value is based on a per share price of $33.375, the closing price of the Company's stock on the New York Stock Exchange on September 29, 2000.
(2)
Restricted stock awards granted to date vest in equal annual increments over a five-year period. If a recipient's employment with the Company terminates, other than by reason of death, disability, or retirement after attaining age 65, the recipient forfeits all rights to the unvested portion of the restricted stock award. In addition, the Compensation-Nominating Committee (and with respect to the CEO, the Compensation-Nominating Committee, subject to the approval of the non-employee directors) may, in its sole discretion, accelerate the vesting of any restricted stock awards granted under the Long-Term Incentive Compensation Plan. Total restricted stock awarded to the named individuals for 1998 constitutes 8,800 shares, of which 1,760 shares vested in 1999; 1,760 shares vested in 2000; 1,760 shares will vest in 2001; 1,760 shares will vest in 2002; and the remaining 1,760 shares will vest in 2003. Total restricted stock awarded to the named individuals for 1999 constitutes 12,850 shares, of which 2,570 shares vested in 2000; 2,570 shares will vest in 2001; 2,570 shares will vest in 2002; 2,570 shares will vest in 2003; and the remaining 2,570 shares will vest in 2004. Total restricted stock awarded to the named individuals for 2000 constitutes 25,225 shares, of which 5,045 shares will vest in 2001; 5,045 shares will vest in 2002; 5,045 shares will vest in 2003; 5,045 shares will vest in 2004; and the remaining 5,045 shares will vest in 2005.

(3)
Company contributions to the Capital Accumulation Plan accounts of the named executive officers during the above fiscal years. Employee contributions under the plan are subject to a maximum limitation under the Internal Revenue Code of 1986, as amended. The Company pays an employee who is subject to this limitation an additional 60 cents for each dollar that the employee is prevented from contributing solely by reason of such limitation. The amounts shown in the table above reflect, if applicable, this additional Company payment.

OPTIONS/SAR GRANTS IN FISCAL 2000

	Individual Grants
Name and Principal Position	Options/SARs Granted (#)(1)	% of Total Options/SARs Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(3)
Richard E. Terry Chairman and Chief Executive Officer	73,200	19.4%	$35.56	06-Oct-09	$300,852
Thomas M. Patrick President and Chief Operating Officer	46,400	12.3	35.56	06-Oct-09	190,704
James Hinchliff Senior Vice President and General Counsel	20,000	5.3	35.56	06-Oct-09	82,200
Donald M. Field Executive Vice President	20,000	5.3	35.56	06-Oct-09	82,200
James M. Luebbers Chief Financial Officer and Controller	14,200	3.8	35.56	06-Oct-09	58,362

(1)
The grant of an Option enables the recipient to purchase Company common stock at a purchase price equal to the fair market value of the shares on the date the Option is granted. The grant of an SAR enables the recipient to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of common stock on the date the SAR is exercised over the fair market value of such common stock on the date the SAR was granted. Options or SARs that expire unexercised become available for future grants. Before an Option or SAR may be exercised, the recipient must complete 12 months of continuous employment subsequent to the grant of the Option or SAR. Options and SARs may be exercised within 10 years from the date of grant, subject to earlier termination in case of death, retirement, or termination of employment.

(2)
Based on 188,700 Options and 188,700 SARs granted to all employees under Peoples Energy's Long-Term Incentive Compensation Plan during fiscal 2000.

(3)
The present value of each option grant is estimated as of the date of grant using a variation of the Black-Scholes option-pricing model with the following weighted average assumptions: expected volatility of 18.19 percent, dividend yield of 6.0 percent, risk-free interest rate of 5.97 percent, and expected life of four years. The weighted average fair value of options granted was $4.11 for the year ended September 30, 2000.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2000
AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Unexercised Options/SARs at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End($)
	Shares Acquired on (Option/SAR) Exercise(#)
Name and Principal Position		Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard E. Terry Chairman and Chief Executive Officer	0	$0	97,400	73,200	$150,090	$0
Thomas M. Patrick President and Chief Operating Officer	0	0	24,000	46,400	6,400	0
James Hinchliff Senior Vice President and General Counsel	0	0	18,800	20,000	6,400	0
Donald M. Field Executive Vice President	0	0	25,000	20,000	72,562	0
James M. Luebbers Chief Financial Officer and Controller	0	0	12,400	14,200	2,600	0

PENSION PLAN TABLE

    The following table illustrates various annual straight-life benefits at normal retirement (age 65) for the indicated levels of average annual compensation and various periods of service, assuming no future changes in the Company's pension benefits. The compensation used in the computation of annual retirement benefits is substantially equivalent to the salary and bonus reported in the Summary Compensation Table. The benefit amounts shown reflect reduction for applicable Social Security benefits.

	Years of Service
Average Annual Compensation
	20	25	30	35	40
$ 200,000	73,944	92,430	110,916	123,416	135,916
250,000	93,944	117,430	140,916	156,541	172,166
300,000	113,944	142,430	170,916	189,666	208,416
350,000	133,944	167,430	200,916	222,791	244,666
400,000	153,944	192,430	230,916	255,916	280,916
450,000	173,944	217,430	260,916	289,041	317,166
500,000	193,944	242,430	290,916	322,166	353,416
550,000	213,944	267,430	320,916	355,291	389,666
600,000	233,944	292,430	350,916	388,416	425,916
650,000	253,944	317,430	380,916	421,541	462,166
700,000	273,944	342,430	410,916	454,666	498,416
750,000	293,944	367,430	440,916	487,791	534,666
800,000	313,944	392,430	470,916	520,916	570,916
850,000	333,944	417,430	500,916	554,041	607,166
900,000	353,944	442,430	530,916	587,166	643,416
950,000	373,944	467,430	560,916	620,291	679,666
1,000,000	393,944	492,430	590,916	653,416	715,916
1,050,000	413,944	517,430	620,916	686,541	752,166
1,100,000	433,944	542,430	650,916	719,666	788,416

    Average annual compensation is the average 12-month compensation for the highest 60 consecutive months of the last 120 months of service prior to retirement. Compensation is total salary paid to an employee by the Company and/or its affiliates, including bonuses under the Company's Short-Term Incentive Compensation Plan, pre-tax contributions under the Company's Capital Accumulation Plan, pre-tax contributions under the Company's Health and Dependent Care Spending Accounts Plan, and pre-tax contributions for life and health care insurance, but excluding moving allowances, exercise of stock options and SARs, and other compensation that has been deferred.

    At September 30, 2000, the credited years of retirement benefit service for the individuals listed in the Summary Compensation Table were as follows: Mr. Terry, 36 years; Mr. Patrick, 24 years; Mr. Hinchliff, 28 years; Mr. Field, 29 years; and Mr. Luebbers, 31 years. The benefits shown in the foregoing table are subject to maximum limitations under the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. Should these benefits at the time of retirement exceed the then-permissible limits of the applicable Act, the excess would be paid by the Company as supplemental pensions pursuant to the Company's Supplemental Retirement Benefit Plan. The benefits shown give effect to these supplemental pension benefits.

Severance Agreements

    The Company has entered into separate severance agreements with certain key executives, including each of the executives named in the Summary Compensation Table. The intent of the severance agreements is to assure the continuity of the Company's administration and operations in the event of a Change in Control of the Company (as described below). The severance agreements were developed in accordance with the advice of outside consultants.

    The term of each severance agreement is for the longer of 36 months after the date in which a Change in Control of the Company occurs or 24 months after the completion of the transaction approved by shareholders described in (iii) below of the description of a Change in Control. A Change in Control is defined as occurring when (i) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, disclosing that any person, group, corporation, or other entity is the beneficial owner, directly or indirectly, of 20% or more of the common stock of the Company; (ii) any person, group, corporation, or other entity (except the Company or a wholly-owned subsidiary), after purchasing common stock of the Company in a tender offer or exchange offer, becomes the beneficial owner, directly or indirectly, of 20% or more of such common stock; (iii) the shareholders of the Company approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, other than a consolidation or merger in which holders of the Company's common stock prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before; (b) any consolidation or merger in which the Company is the continuing or surviving corporation, but in which the common shareholders of the Company immediately prior to the consolidation or merger do not hold at least 90% of the outstanding common stock of the Company; (c) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, except where the Company owns all of the outstanding stock of the transferee entity or the Company's common shareholders immediately prior to such transaction own at least 90% of the transferee entity or group of transferee entities immediately after such transaction; or (d) any consolidation or merger of the Company where, after the consolidation or merger, one entity or group of entities owns 100% of the shares of the Company, except where the Company's common shareholders immediately prior to such merger or consolation own at least 90% of the outstanding stock of such entity or group of entities immediately after such consolidation or merger; or (iv) a change in the majority of the members of the Company's Board of Directors within a 24-month period, unless approved by two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

    Each severance agreement provides for payment of severance benefits to the executive in the event that, during the term of the severance agreement, (i) the executive's employment is terminated by the Company, except for "cause" as defined therein; or (ii) the executive's employment is terminated due to a constructive discharge, which includes (a) a material change in the executive's responsibilities, which change would cause the executive's position with the Company to become of less dignity, responsibility, prestige or scope; (b) reduction, which is more than de minimis, in total compensation; (c) assignment without the executive's consent to a location more than 50 miles from the current place of employment; or (d) liquidation, dissolution, consolidation, merger, or sale of all or substantially all of the assets of the Company, unless the successor corporation has a net worth at least equal to that of the Company and expressly assumes the obligations of the Company under the executive's severance agreement.

    The principal severance benefits payable under each severance agreement consist of the following: (i) the executive's base salary and accrued benefits through the date of termination, including a pro rata portion of awards under the Company's STIC Plan; (ii) three times the sum of the individual's base salary, the average of the STIC Plan awards for the prior three years and the value of the LTIC Plan awards in the prior calendar year; and (iii) the present value of the executive's accrued benefits under the Company's Supplemental Retirement Benefits Plan (SRBP) that would be payable upon retirement at normal retirement age, computed as if the executive had completed three years of additional service. In addition, the executive will be entitled to continuation of life insurance and medical benefits for the longer of (a) a period of three years after termination or (b) a period commencing after termination and ending when the executive may receive pension benefits without actuarial reduction, provided that the Company's obligation for such benefits under the severance agreement shall cease upon the executive's employment with another employer that provides life insurance and medical benefits. Each severance agreement also provides that the executive's Options and SARs shall become exercisable upon a Change in Control and that all Options and SARs shall remain exercisable for the shorter of (a) three years after termination or

(b) the term of such Options and SARs. Any restricted stock previously awarded to the executive under the LTIC Plan would vest upon a Change in Control if such vesting does not occur due to a Change in Control under the terms of the LTIC Plan. The Company is also obligated under each severance agreement to pay an additional amount to the executive sufficient on an after-tax basis to satisfy any excise tax liability imposed by Section 4999 of the Internal Revenue Code of 1986, as amended. The benefits received by the executive under each agreement are in lieu of benefits under the Company's termination allowance plan and the executive's benefits under the SRBP. Each executive would be required to waive certain claims prior to receiving any severance benefits.

REPORT ON EXECUTIVE COMPENSATION

Composition of Committee

    The Compensation-Nominating Committee (Committee) is appointed by the Board from the membership of the Outside Directors. The Outside Directors are all of the directors who are not officers or employees of the Company or its subsidiaries.

Officer Compensation Generally

    The Board has established a comprehensive officer compensation program designed to provide equitable and generally competitive cash compensation and incentives to its officers so as to attract and retain skilled and experienced officers. Officer compensation is comprised of cash compensation, consisting of base salary and bonus, and long-term compensation, consisting of non-qualified stock options (Options), stock appreciation rights (SARs) and restricted stock awards. The Board annually reviews the competitiveness of each component of compensation and total compensation with the assistance of the Committee and a nationally recognized compensation firm (Independent Consultant).

    The Committee believes that ownership of Company stock by the Company's management aligns more closely the interests of management and shareholders. To encourage appropriate levels of executive stock ownership, the Committee has adopted ownership guidelines for its officers. The levels of stock ownership specified by the guidelines range from three times the officer's annual base salary to one times annual base salary, depending on the officer's position.

Base Salary

    Salaries for elected officers are established by the Board based on recommendations of the Committee. The Committee's recommendations are based on advice and information from the Independent Consultant, a compensation report prepared by the Human Resources Division of the Company's wholly-owned utility subsidiary, The Peoples Gas Light and Coke Company, and, for officers other than the Chairman of the Board and Chief Executive Officer (CEO), the recommendations of the CEO.

    The Committee evaluates the competitiveness of the Company's elected officer salaries in light of competitive market data for comparable companies, primarily energy utility companies having revenues of similar size to those of the Company. The Committee believes that the Company's competition for executive talent includes a broader range of companies than the peer group established to compare shareholder returns and, therefore, the group of companies used for compensation purposes is not the same as the peer group used in the performance graph contained in this Proxy Statement. Officer salaries are established by reference to salary range midpoints that are set at the average for the comparison companies. Actual salaries may be above or below the midpoint, depending upon the length of incumbency, the performance of job responsibilities and other factors. The information used by the Committee is derived from market data collected and surveys prepared by the Independent Consultant. The Committee considers the recommendations of the CEO (for officers other than the CEO), as well as market data, in making its recommendations. The Committee's recommendations consider not only the general competitiveness of the elected officers' salary ranges and proposed salaries, but also take into account each individual officer's performance of his or her job responsibilities.

    For fiscal 2000, the Board accepted the Committee's recommendation and approved a base salary increase for Mr. Terry of $32,000. The Committee's recommendation was based on the need to maintain the market competitiveness of Mr. Terry's base salary.

Short-Term Incentive Compensation Plan

    The Short-Term Incentive Compensation Plan (STIC Plan) makes a portion of executive cash compensation directly related to the Company's short-term performance.

    The STIC Plan provides that cash bonuses may be awarded to officers of the Company and its subsidiaries based on levels of achievement under performance measures established at the beginning of each fiscal year. The purposes of the STIC Plan are: (i) to provide meaningful incentives to participants that will benefit shareholders and customers through performance improvements in areas of strategic concern to the Company; (ii) to provide competitive levels of compensation to enable the Company to attract and retain people who are able to make a significant contribution to the Company's success; and (iii) to encourage teamwork and cooperation in the achievement of Company goals. Each year the Independent Consultant reviews the STIC Plan and evaluates the continued use of the STIC Plan and its guidelines in light of competitive practice.

    The STIC Plan is administered by the Committee. At the beginning of each fiscal year, the Committee identifies the officers who will be participants for the year and establishes award opportunities for each participant based on the participant's salary range midpoint. The Committee also establishes performance measures and aligns the measures with award opportunities for each participant. Awards are computed at the end of each year on the basis of achievement of the performance measures. The final awards are based on these computed amounts, adjusted at the Committee's discretion for all participants other than the CEO, and, with respect to the CEO, at the Committee's discretion subject to the approval of the Outside Directors. The Committee decided that for fiscal 2000, awards would be paid under the STIC Plan only if the Company achieved dividend coverage on a weather normalized basis for the year and did not reduce its common stock dividend during the year.

    For fiscal year 2000, awards for certain participants, including Mr. Terry, were based entirely on corporate performance measures. Other participants' awards were based partly on corporate performance measures and partly on individual or divisional performance measures. For Mr. Terry, the STIC Plan award opportunities were weighted among six corporate measures-20 percent of the award based on earnings per share, 20 percent based on utility return on equity, 20 percent based on utility operating costs, 25 percent based on operating income from diversified energy businesses, 10 percent based on customer satisfaction, and 5 percent based on vendor diversity. The award for the measures was determined by comparing the Company's performance to the respective internally established goal for each measure. The Committee decided that the corporate performance measures should not reflect a one-time charge for the actual and accrued costs for the mercury investigation and remediation program of the Company's utilities. The utilities' program was a response to public perceptions associated with mercury-containing equipment that was in broad use decades ago. The Committee believes that the STIC Plan award for Mr. Terry should reflect his leadership in handling the mercury problem. Under Mr. Terry's leadership, the Company acted decisively in the face of adverse publicity and successfully handled the mercury problem in all respects. The Committee is of the opinion that Mr. Terry's leadership and decisions regarding this matter protected shareholder value and the Company's reputation for reliability and safety.

    The award percentages determined under the corporate performance measures were added together, resulting in a composite award percentage of 60.3 percent of the maximum award opportunity for Mr. Terry and other participants whose award opportunity was based solely on corporate performance measures. Based on these results, the Committee decided upon, and the Outside Directors approved, an award to Mr. Terry of $392,000.

Long-Term Incentive Compensation Plan

    The Long-Term Incentive Compensation Plan (LTIC Plan) is administered by the Committee for employees other than the CEO and, with respect to the CEO, by the Committee subject to the approval of the Outside Directors. The Committee has the duty to select the individuals to whom Options, SARs and restricted stock awards, or combinations thereof, will be granted, determine the amount and the extent of such individuals' participation, interpret provisions of the plan, and promulgate, amend and rescind rules for its administration. With respect to the CEO, the Committee prescribes the form and content of Options, SARs and restricted stock granted and is authorized to interpret the plan, to prescribe, amend or rescind rules relating to it, and to make all other determinations necessary or advisable for the plan's administration, subject to the approval of the Outside Directors.

    The purpose of the LTIC Plan is to align the interests of key employees with those of shareholders, thereby increasing those employees' interest in the financial success and growth of the Company. In selecting employees who receive awards under the LTIC Plan, the Committee considers the individual's position and responsibilities, nature of service to the Company, and past, present and potential contributions to the success of the Company.

    The grant of an Option enables the recipient to purchase Company common stock at a purchase price equal to the fair market value of the shares on the date the Option was granted. The grant of an SAR entitles the recipient to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of Company common stock on the date the SAR is exercised over the fair market value of such common stock on the date the SAR was granted. Before an Option or SAR may be exercised, the recipient must complete 12 months of continuous employment subsequent to the grant of the Option or SAR. Options and SARs may be exercised within 10 years from the date of grant, subject to earlier termination in case of death, retirement, or termination of employment for other reasons.

    The grant of a restricted stock award entitles the recipient to vote the shares of Company common stock covered by such award and to receive dividends thereon. The recipient may not transfer or otherwise dispose of such shares until the restrictions thereon lapse. Restricted stock awards granted to date vest in equal annual increments over a five-year period from the date of grant. If a recipient's employment with the Company terminates, other than by reason of death, disability or retirement after attaining age 65, the recipient forfeits all rights to the unvested portion of the restricted stock award. In addition, the Committee (and, with respect to the CEO, the Committee subject to the approval of the Outside Directors) may, in its discretion, accelerate the vesting of any restricted stock awards granted under the LTIC Plan.

    Grants of Options, SARs and restricted stock are made by the Committee by general application of the LTIC Plan guidelines. The Committee also considers the recommendations of the CEO for recipients other than the CEO. Under the guidelines, the number of Options, SARs and shares of restricted stock is determined for recipients by applying percentages of salary range midpoints (this percentage varies with the recipient's position in the Company), and dividing that amount by the Company's common stock price on or shortly before the date on which Options, SARs and restricted stock will be granted. All awards under the LTIC Plan (except for the CEO) are subject to the discretion and approval of the Committee. With respect to the CEO, the Committee awards under the LTIC Plan are subject to the discretion and approval of the Outside Directors. Each year, prior to Committee approval, the Independent Consultant reviews the LTIC Plan and evaluates the appropriateness of the continued use of the plan, its guidelines and the value of the grants to be made thereunder.

    Based on the application of the guideline formula and the recommendation of the Independent Consultant, the Committee granted, and the Outside Directors approved, awards to Mr. Terry of 36,600 Options, 36,600 SARs, and 10,050 shares of restricted stock.

    Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of certain compensation that may be deducted by the Company in any year with respect to the executive officers named in the Summary Compensation Table of the proxy statement. Mr. Terry's compensation for fiscal 2000 exceeded this limit by $287,836.

    The Committee will continue to monitor the impact of Section 162(m) on the Company's compensation programs. The Committee believes it is in the best interest of the Company's shareholders to retain broader discretion in determination of performance criteria with respect to certain compensation programs of the Company than that contemplated by regulations of the Internal Revenue Service.

Submitted by:

THE COMPENSATION-NOMINATING COMMITTEE

Homer J. Livingston, Jr. (Chairman)
James R. Boris
William J. Brodsky
William G. Mitchell
Richard P. Toft

Performance Graph

    The following graph compares the cumulative total shareholder return on Company common stock to the cumulative total return of the S&P 500 Index, the S&P Utility Index, and a peer group selected by the Company comprised of energy companies with substantial gas distribution operations, weighted by market capitalization, over a period commencing September 30, 1995 and ending November 30, 2000. The graph assumes that the value of investment in Company common stock and each index was $100 on September 30, 1995, and that all dividends were reinvested.

    The peer group is comprised of the following companies: AGL Resources Inc.; Keyspan Corporation; Laclede Gas Company; New Jersey Resources Corp.; Nicor, Inc.; Northwest Natural Gas Company; Piedmont Natural Gas Company; Sempra Energy; Vectren Corporation and WGL Holdings, Inc. The Company believes that the peer group companies are more similar to the Company for purposes of comparing total returns on an investment than are the companies in the S&P Utility Index, which include electric utilities and many companies with much larger market capitalizations than that of the Company.

ITEM 2. APPOINTMENT OF AUDITORS

    Shareholders will be asked to ratify the recommendation of the Audit Committee and the appointment by the Board of Directors of Arthur Andersen LLP as the independent public accountants for the Company and its subsidiaries for the fiscal year ending September 30, 2001.

    A representative of Arthur Andersen LLP is expected to be present at the meeting and will be available to respond to appropriate questions or to make a statement if said representative so desires.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPOINTMENT.

Other Matters

    Management does not know of any matters to be presented at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters.

Shareholder Proposals

    Any proposals by shareholders that are intended to be presented for action at the 2002 Annual Meeting of Shareholders of the Company must be received by the Company by August 31, 2001, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

PETER KAUFFMAN
Secretary

December 28, 2000

EXHIBIT A TO PROXY STATEMENT

P E O P L E S       E N E R G Y       C O R P O R A T I O N

CHARTER

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Effective: May 18, 2000

Superseding: November 6, 1996

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF PEOPLES ENERGY CORPORATION

I. Purpose

    The Audit Committee shall provide assistance to the Board by providing oversight of the quality and integrity of the Company's financial reporting, accounting, internal controls, auditing and such other matters as the Chairman of the Audit Committee deems appropriate as well as compliance with the Company's codes of conduct.

II. Membership and Term

    The Audit Committee shall be comprised of a minimum of three directors. Members of the Committee shall meet the independence, financial literacy and experience requirements of the New York Stock Exchange and any other relevant listing authority ("Membership Requirements"). Each member shall be chosen by the Board to serve for a term of three years or such other term as determined by the Board. If any regular member is unable to act or complete his or her term for any reason, any other member of the Board who meets the Membership Requirements may be chosen by the Board to serve as an alternate member.

III. Chairman of the Audit Committee

    The Board shall choose a chairman of the Audit Committee to serve for a term of three years or such other term as may be determined by the Board. The chairman may convene a meeting of the Audit Committee at his or her discretion in addition to regularly scheduled meetings of the Audit Committee.

IV. Responsibilities

    The Audit Committee shall have the following responsibilities:

  A.
  General

  1.
  Meet with the independent auditor responsible for the annual financial audit ("Independent Auditor") and with the internal auditors at least semiannually and separately with each as appropriate.

  2.
  Have responsibility for the review of any material deviation from or failure to comply with any Company policy or procedure that is presented by the internal auditors or presented by the Independent Auditor as a result of becoming aware of such deviation or failure during the course of performing their audits.

  3.
  Concerning the relationship between the external and internal auditors:

  (a)
  Understand their division of responsibilities;

  (b)
  Review the allocation of their work loads;

  (c)
  Determine the adequacy of their division of responsibilities and duties; and

  (d)
  Facilitate full cooperation between them.

1 of 4

  B.
  Independent Auditor and Independent Public Accountants

  1.
  Recommend to the Board the appointment of the Independent Auditor. The Independent Auditor shall be ultimately accountable to the Audit Committee and the Board. Evaluate the performance of the Independent Auditor and, if so determined by the Audit Committee, recommend that the Board replace the Independent Auditor or nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement.

  2.
  Review and approve the scope and staffing of the annual audit services and the fees to be paid to the Independent Auditor. Review any special services performed by the Independent Auditor.

  3.
  Receive periodic reports (at least annually) from the Independent Auditor regarding the Independent Auditor's independence consistent with Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, discuss such reports with the Independent Auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the Independent Auditor.

  4.
  Discuss with the Independent Auditor the matters required to be discussed by the American Institute of Certified Public Accountants' Auditing Standards as follows:

  (a)
  The Independent Auditor's responsibility under Generally Accepted Auditing Standards;

  (b)
  Significant accounting policies

  (c)
  Management's judgment and accounting estimates;

  (d)
  Audit Adjustments

  (e)
  The Independent Auditor's judgment about the quality of the entity's accounting principles;

  (f)
  Other information in documents containing audited financial statements;

  (g)
  Disagreements with management

  (h)
  Consultation with other accountants

  (i)
  Major issues discussed with management prior to retention; and

  (j)
  Difficulties encountered in performing the audit.

  5.
  Approve the independent public accountants who will perform annual audits of Company-sponsored benefit plans and trusts that are required to be audited under the Employee Retirement Income Security Act of 1974, as amended and review the reports of such audits.

  6.
  Review financial statements and reports of independent public accountants for non-consolidated joint ventures of the Company.

  C.
  Internal Auditor

  1.
  Communicate with the Company's internal auditors, review the scope of their audits, assess the internal audit work performed and recommend changes when necessary.

  2.
  Review various auditing matters of importance, such as employee conflict of interest and other matters under the Company's codes of conduct.

  3.
  Review, annually, the business related expenses of all elected officers and certain appointed officers. The Chairman of the Audit Committee shall annually review and approve the business related expenses of the Chairman of the Board.

2 of 4

  D.
  Company Management

  1.
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  2.
  Review with management and the Independent Auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  3.
  Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  4.
  Discuss the impact on the financial statements of new pronouncements and prospective changes in the accounting profession.

  5.
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the Independent Auditor, internal auditors or management.

  6.
  As it deems necessary, review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  7.
  Respond to problems or questions raised by Company management, investigating and acting on allegations of illegal acts made by the internal auditing department or the Independent Auditor, and ensuring that Company management takes timely and appropriate remedial actions if advised of illegal acts that could have a material effect on the Company's financial statements.

  E.
  SEC and Listing Authority Reporting Matters

  1.
  If necessary, review with the Independent Auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q. This responsibility may be effectuated by the Chairman and/or his or her Audit Committee designee reviewing such quarterly financial statements unless the Chairperson determines that such statements should be reviewed by the entire Audit Committee.

  2.
  Make recommendations to the Board regarding the audited financial statements to be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

  3.
  Prepare and approve the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  4.
  Prepare any annual reports or the like required by the New York Stock Exchange or other relevant listing authority regarding the application of such listing authority's or authorities' standards regarding the Audit Committee.

  5.
  Pursuant to Section 10A of the Securities Exchange Act of 1934, if the Audit Committee receives a report from the Independent Auditor that:

  (a)
  An illegal act will have a material effect on financial statements;

  (b)
  Company management has not taken timely and appropriate remedial actions; and

  (c)
  the Independent Auditor reasonably expect this failure will warrant departure from a standard audit report or the Independent Auditor's resignation from the audit engagement;

    the Audit Committee shall inform the Securities and Exchange Commission ("SEC") of the Independent Auditor's conclusion within one business day after receipt of the report, and furnish the Independent Auditor with a copy of the notice given to the SEC.

3 of 4

  F.
  Communication and Reporting to the Board

  1.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  2.
  Provide for a line of communication between the Board of Directors and both external and internal auditing personnel.

  3.
  Report its findings to the Board after each Audit Committee meeting.

  4.
  Report to the Board on the results of the benefit plan and trust audits.

  Effective: May 18, 2000

  Superseding: November 6, 1996

4 of 4

PEOPLES ENERGY CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    /*/

[	]
1.	Election of Directors: 01-J.R. Boris, 02-W.J. Brodsky, 03-P. Cafferty, 04-H.J. Livingston, Jr., 05-L.H. McKeever, 06-T.M. Patrick, 07-R.E. Terry, 08-R.P. Toft and 09-A.R. Velasquez.	For All / /	Withhold All / /	For All Except / /
(Except Nominee(s) written above)
2.	Ratify the appointment of Arthur Andersen LLP as independent public accountants.	For / /	Against / /	Abstain / /

The Board of Directors recommends a vote FOR all proposals.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
Dated: , 2001
Signature(s)

NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

Your vote is important. Please complete, date, sign and detach the above proxy card and promptly return it in the enclosed envelope.

Admission Ticket

Peoples Energy Corporation

Annual Meeting of Shareholders
Friday, February 23, 2001
11:00 a.m.

Harris Trust and Savings Bank
8th Floor Auditorium
115 South LaSalle Street
Chicago, Illinois

ENTER AT THE SOUTHEAST CORNER OF
MONROE AND LASALLE STREETS

PEOPLES ENERGY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS—FEBRUARY 23, 2001

The undersigned hereby appoints Homer J. Livingston, Jr., Arthur R. Velasquez and Richard E. Terry, and each of them, with power of substitution in each, as proxies, with the powers the undersigned would possess if personally present, to vote all of the undersigned's shares of stock in the Company at the Annual Meeting of Shareholders of the Company to be held at Harris Trust and Savings Bank, 115 South LaSalle Street, Chicago, Illinois, on February 23, 2001, at 11:00 A.M., and at any adjournment thereof, upon all matters that may properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated December 28, 2000, subject to any directions indicated on the reverse side of this card. If any of the nominees should be unable to serve or for good cause will not serve, which is not anticipated, management reserves discretionary authority to vote for a substitute.

This Proxy is Solicited on Behalf of the Board of Directors of the Company.

IMPORTANT— To be signed and dated on the reverse side.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS February 23, 2001
PROXY STATEMENT
Outstanding Voting Securities
Cumulative Voting Rights
  ITEM 1. ELECTION OF DIRECTORS
Information Concerning Nominees for Election as Directors
Meetings and Fees of the Board of Directors
Committees of the Board of Directors
Report of the Audit Committee
Share Ownership of Directors and Executive Officers
Executive Compensation
SUMMARY COMPENSATION TABLE
OPTIONS/SAR GRANTS IN FISCAL 2000
AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION/SAR VALUES
PENSION PLAN TABLE
Severance Agreements
REPORT ON EXECUTIVE COMPENSATION Composition of Committee
Officer Compensation Generally
Base Salary
Short-Term Incentive Compensation Plan
Long-Term Incentive Compensation Plan
Performance Graph
  ITEM 2. APPOINTMENT OF AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPOINTMENT.
Other Matters
Shareholder Proposals
EXHIBIT A TO PROXY STATEMENT
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PEOPLES ENERGY CORPORATION
  I. Purpose
  II. Membership and Term
  III. Chairman of the Audit Committee
  IV. Responsibilities